February 20, 2003                          December Quarter - Semi Annual Report


Dear Ultra-Large 35 Index Portfolio Shareholder,

The Portfolio declined 6.7% for the full six months from July to December 2002, compared to the 10.3% decline of the S&P 500 Index and a decline of 10.2% for the Lipper Growth and Income Fund Index. I am very pleased with our relative performance in a bear market.

For the full calendar year our Portfolio was down 18.0%, compared to the declines of 22.1% for the S&P 500 Index and 17.9% for the Lipper Growth and Income Funds Index. According to data from Morningstar, our Portfolio ranked 189th of 1,342 large cap blend funds over the last year and 50th of 713 over the last five years. (Not too shabby for the lowest cost available retail fund in America.)

Performance Summary

TRANSLATION: Amid the third year of the longest bear market since before World War II, our Portfolio beat the S&P 500 Index for the fourth of five calendar years since inception. But the red ink was still painful.

The graph below presents the growth of $10,000 invested in the Portfolio and each of three benchmarks since inception on August 5, 1994. The table on the next page presents our December quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC.

GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 7/31/97 (INCEPTION) TO 12/31/02

                                    [CHART]

Fund / Index Name                        Total Value
-----------------------------------------------------
Bridgeway Ultra-Large 35 Index             $11,596
Bridgeway Ultra-Large 35
    Index Portfolio                        $11,474
S&P 500 Index                              $ 9,940

                                              7/31/1997     9/30/1997      12/31/1997      3/31/1998       6/30/1998      9/30/1998
UL 35 INDEX PORTFOLIO                         10,000.00      9,860.00       10,000.00      11,700.00       12,200.00      11,100.00
S&P 500 INDEX (START 07/31/97)                10,000.00      9,956.76       10,241.61      11,667.16       12,051.25      10,854.73
ULTRA-LARGE 35 INDEX                          10,000.00      9,860.00       10,000.00      11,700.00       12,203.52      11,060.02
LIPPER GROWTH & INCOME FUNDS (START 7/31/97)  10,000.00     10,111.42       10,209.91      11,373.94       11,395.79       9,974.93


                                              12/31/1998     3/31/1999     6/30/1999      9/30/1999    12/31/1999     3/31/2000
UL 35 INDEX PORTFOLIO                          13,911.32     15,137.60     15,901.52      15,177.81     18,132.53     18,760.58
S&P 500 INDEX (START 07/31/97)                 13,162.52     13,817.48     14,789.82      13,868.06     15,931.52     16,296.89
ULTRA-LARGE 35 INDEX                           13,740.12     14,742.30     15,616.25      14,945.08     17,909.50     18,664.08
LIPPER GROWTH & INCOME FUNDS (START 7/31/97)   11,596.42     11,842.09     12,940.56      11,905.38     12,971.81     13,190.20


                                               6/30/2000     9/29/2000     12/29/2000       3/30/2001      6/30/2001     9/30/2001
UL 35 INDEX PORTFOLIO                          17,767.85     17,099.28      15,391.03       13,956.45      14,817.20     12,972.73
S&P 500 INDEX (START 07/31/97)                 15,863.96     15,710.17      14,480.92       12,764.14      13,511.17     11,528.31
ULTRA-LARGE 35 INDEX                           17,586.69     16,863.87      15,040.89       13,951.93      14,743.00     13,018.07
LIPPER GROWTH & INCOME FUNDS (START 7/31/97)   12,859.27     13,237.94      13,022.98       11,999.10      12,650.47     10,998.33


                                               12/31/2001         3/31/2002         6/30/2002         9/30/2002        12/31/2002
UL 35 INDEX PORTFOLIO                           13,996.62         14,017.36         12,296.29         10,409.34         11,474.28
S&P 500 INDEX (START 07/31/97)                  12,760.25         12,795.39         11,081.14          9,166.60          9,940.09
ULTRA-LARGE 35 INDEX                            14,235.26         14,165.51         12,376.40         10,489.00         11,595.59
LIPPER GROWTH & INCOME FUNDS (START 7/31/97)    12,056.37         12,265.35         11,017.33          9,204.38          9,898.91

                                              6 MONTHS          1 YEAR         5 YEAR         LIFE-TO-DATE
                                               7/1/02           1/1/02         1/1/98           7/31/97
                                            TO 12/31/02(5)    TO 12/31/02   TO 12/31/02(6)   TO 12/31/02(6)
                                            --------------    -----------   --------------   --------------
       Ultra-Large 35 Index Portfolio(1)        -6.7%           -18.0%          2.8%              2.6%
       S&P 500 Index(2)                        -10.3%           -22.1%         -0.6%             -0.1%
       Bridgeway Ultra-Large 35 Index(3)        -6.3%           -18.5%          3.0%              2.8%
       Lipper Growth and Income Funds(4)       -10.2%           -17.9%         -0.6%             -0.2%

(1) Returns listed in the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(2) The S&P 500 Index is an unmanaged index of large companies with dividends reinvested.

(3) The Bridgeway Ultra-Large 35 Index is an index comprised very large, "blue chip" U.S. stocks, excluding tobacco; it is compiled by the adviser of the Portfolio.

(4) The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc.

(5)  Periods less than one year are not annualized.

(6) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Fiscal Year Performance

Translation: As a group, ultra-large companies did not hold up as well as smaller companies in calendar year 2002. Fortunately, our index structure helped keep us ahead of the S&P 500 Index market benchmark. Financial stocks were among the minority of our stocks that had a positive return. Technology continued to litter the poorer performing stocks.

The table below indicates the returns of our stocks for the calendar year 2002. This list includes two corporate spin offs (Zimmer and AT&T Wireless) and a 36th ultra-large company in anticipation that a merger will one day reduce holding again to just 35.

Total Return for Ultra-Large 35 Index Portfolio Stocks for the Calendar Year 2002 (See Note below)

 RANK    COMPANY                                  INDUSTRY                          % CHANGE
 ----    -------                                  --------                          --------
  1      Zimmer Holdings Inc(1)                   Healthcare-Products                24.7%
  2      United Parcel Service Inc                Transportation                     11.5%
  3      Procter & Gamble Co(2)                   Cosmetics/Personal Care             9.2%
  4      Bank of America Corp                     Banks                               8.7%
  5      Wells Fargo & Co                         Banks                               7.7%
  6      3M Co                                    Miscellaneous Manufacturers         4.5%
  7      Dell Computer Corp                       Computers                           1.1%
  8      Du Pont (E.I.) de Nemours & Co           Chemicals                           0.6%
  9      Berkshire Hathaway Inc                   Insurance                          -2.9%
  10     Coca-Cola Co                             Beverages                          -3.0%
  11     Merck & Co Inc                           Pharmaceuticals                    -5.0%
  12     Johnson & Johnson                        Healthcare-Products                -5.1%
  13     Hewlett-Packard Co                       Computers                          -6.9%
  14     PepsiCo Inc                              Beverages                          -10.2%
  15     Verizon Communications Inc               Telecommunications                 -11.2%
  16     Wal-Mart Stores Inc                      Retail                             -11.8%
  17     Exxon Mobil Corp                         Oil & Gas                          -12.5%
  18     Eli Lilly & Co                           Pharmaceuticals                    -13.3%
  19     Oracle Corp                              Software                           -13.5%
  20     Fannie Mae                               Diversified Financial Services     -15.3%
  21     Cisco Systems Inc                        Telecommunications                 -16.3%
  22     Pfizer Inc                               Pharmaceuticals                    -17.1%
  23     ChevronTexaco Corp                       Oil & Gas                          -18.4%
  24     International Business Machines Corp     Computers                          -19.5%
  25     McDonald's Corp                          Retail                             -19.9%
  26     Microsoft Corp                           Software                           -20.0%
  27     Citigroup Inc.(3)                        Diversified Financial Services     -20.1%
  28     SBC Communications Inc                   Telecommunications                 -20.3%
  29     American International Group             Insurance                          -21.8%
  30     AT&T Corp(4)                             Telecommunications                 -21.9%
  31     Ford Motor Co                            Auto Manufacturers                 -23.9%
  32     Intel Corp                               Semiconductors                     -31.9%
  33     General Electric Co                      Miscellaneous Manufacturers        -32.2%
  34     Home Depot Inc                           Retail                             -39.6%
  35     AT&T Wireless Services Inc(5)            Telecommunications                 -41.7%
  36     Bristol-Myers Squibb Co                  Pharmaceuticals                    -42.2%
  37     AOL Time Warner Inc                      Media                              -42.3%
  38     Texas Instruments Inc                    Semiconductors                     -43.7%

Notes:

     Returns of the dormant companies that were in the Ultra-Large Index Portfolio before December 31, 2002 are shown separately. Returns of the companies that were spun off during the period are included in the returns of the parent companies.
(1) Dormant company. (i.e. a smaller position that may be sold in the future) It was spun off from Bristol-Myers Squibb Co. on August 7, 2001.
(2) Total return of Procter & Gamble Co. includes the return of JM Sucker Co. that was spun off on June 3, 2002.
(3) Total return of Citigroup includes the return of Travelers Property Casualty Corp, Class A & B that were spun-off on August 21, 2002.
(4) Total return of AT&T Corp. includes the return of Comcast Corp. that was spun-off on November 19, 2002.
(5)  Dormant company. It was spun off from AT&T Corp. on July 9, 2001.


Who's Who? or A Short Lesson in Mutual Fund Industry Structure

The Ultra-Large 35 Index Portfolio is one of seven portfolios under the umbrella of the series mutual fund, Bridgeway Fund, Inc. The Board of Directors, on your (the shareholder's) behalf, hires an investment adviser to 1) manage the assets in the fund, 2) communicate with shareholders, 3) contract with other service providers (such as auditors, a custodian of securities, an administrator for state filings), and 4) pay the bills in conducting the business of the Portfolio. The investment adviser for the Fund is Bridgeway Capital Management, Inc. Essentially, Bridgeway Capital Management provides personnel and services to the Fund to invest its assets and manage its business.

With that explanation in mind, I thought you might like to know more about your investment adviser, Bridgeway Capital Management. (In addition to the Prospectus, the Statement of Additional Information is the legal document that provides great detail on the Fund and the adviser. It can be downloaded from our website, www.bridgewayfund.com or sent to you by mail - by calling 1-800-661-3550.)

There are many changes going on in the mutual fund industry, with funds consolidating or even shutting down. However, I want you to know that your investment adviser is currently in good corporate health. I am very pleased with the performance of our organization as we continue to demonstrate the value of cost control and a consistent investment approach.

Here are some of the calendar year 2002 highlights for Bridgeway Capital
Management:

     o Total assets under management at Bridgeway were $522 million at year end, up very slightly from one year ago.
     o We ended the year with a 4.7 out of 5.0 overall fund family score from Morningstar. The average fund family rating is 3.0.
     o We beat our market benchmark for each of our seven Bridgeway Fund portfolios and our peer group for six out of seven. See the longer time periods in the chart below.
     o We ended the year with 16 staff members, up from 11 at the start of 2002.
     o We remained committed to our promise of giving away half of our profits to charity through the Bridgeway Foundation and surpassed $1 million in donations for the year.

                        BRIDGEWAY FUND FAMILY PERFORMANCE
 (Shading indicates that fund performance exceeded its benchmark and peer group in that time period)

                                          TICKER                                        SINCE        DATE OF
PORTFOLIO                                 SYMBOL      1 YEAR     3 YEARS    5 YEARS   INCEPTION     INCEPTION
---------                                 ------      ------     -------    -------   ---------    ----------
Aggressive Investors 1                    BRAGX       -18.0%      -6.1%      16.8%       20.2%      8/5/1994
S&P 500 Index                                         -22.1%     -14.6%      -0.6%       10.0%
Lipper Capital Appreciation Funds                     -24.0%     -17.7%      -1.5%        6.8%

Aggressive Investors 2                    BRAIX       -19.0%        N/A        N/A      -13.6%     10/31/2001
S&P 500 Index                                         -22.1%        N/A        N/A      -13.3%
Lipper Capital Appreciation Funds                     -24.0%        N/A        N/A      -14.0%

                                          TICKER                                        SINCE        DATE OF
PORTFOLIO                                 SYMBOL      1 YEAR     3 YEARS    5 YEARS   INCEPTION     INCEPTION
---------                                 ------      ------     -------    -------   ---------    ----------
Ultra-Small Company                       BRUSX         4.2%      13.5%      12.3%       19.1%      8/5/1994
CRSP "10" Index                                        -6.0%       3.6%       4.8%       10.5%
Lipper Small Company Funds                            -21.4%     -12.7%      -1.4%        6.8%

Micro-Cap Limited                         BRMCX       -15.7%       5.2%        N/A       15.0%      7/1/1998
CRSP "9" Index                                        -18.9%      -2.7%        N/A        2.9%
Lipper Small Company Funds                            -21.4%     -12.7%        N/A       -2.9%

Ultra-Large 35 Index Portfolio            BRLIX       -18.0%     -14.1%       2.8%        2.6%      7/31/1997
S&P 500 Index                                         -22.1%     -14.6%      -0.6%       -0.1%
Lipper Growth & Income                                -17.9%      -8.6%      -0.6%       -0.2%

Ultra-Small Co. Tax Advantage             BRSIX         4.9%       9.4%      11.1%       10.1%      7/31/1997
CRSP "10" Index                                        -6.0%       3.6%       4.8%        5.5%
Russell 2000 Index                                    -20.5%      -7.5%      -1.4%       -0.2%

Balanced                                  BRBPX        -3.5%        N/A        N/A       -3.8%      6/30/2001
Balanced Benchmark*                                    -4.7%        N/A        N/A       -2.9%
Lipper Balanced Fund Index                            -10.7%        N/A        N/A       -8.2%

* Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index.

Here are a couple of other ways we like to measure ourselves:

Bridgeway 7, Morningstar 1

TRANSLATION: Bridgeway's portfolios beat the record of Morningstar's "analyst picks" seven out of eight times in 2001 and 2002.

A couple of years ago Morningstar deviated from just ranking and reporting on funds to publishing analyst "favorite picks" by fund category. Given Morningstar's emphasis on low expenses, tax-efficiency, shareholder friendly policies, and risk-adjusted performance, I was disappointed that Bridgeway didn't make any of these lists. So, I thought I'd just make a friendly competition: Morningstar's "style box" analyst picks versus the Bridgeway portfolio(s) that fall(s) in same "style box." (A style box seeks to identify somewhat comparable funds based on company size and growth or value orientation.) A kind of "apples to apples" competition of picks. I pick Bridgeway, Morningstar picks whatever funds their analysts like. Bridgeway has portfolios in four different style boxes. Here's the result of 2001 and 2002:


                                 2001
                                 ----
                 VALUE          BLEND          GROWTH
              -----------    -----------    -----------
Large                        Morningstar
                                -12.7%
                                BRLIX
                                -9.1%
                                            Morningstar
Mid                                            -22.6%
                                               BRAGX
                                               -11.2%
              Morningstar    Morningstar
Small            14.8%           4.9%
              BRSIX/BRUSX       BRMCX
                29%(1)          30.2%

                                 2002
                                 ----
                 VALUE           BLEND            GROWTH
              -----------     -----------    --------------
Large                         Morningstar
                                -23.0%
                                 BRLIX
                                -18.0%
                                              Morningstar
Mid                                             -25.9%
                                             BRAGX/BRAIX(2)
                                                -18.5%(1)
              Morningstar     Morningstar
Small            -7.7%           -9.0%
              BRSIX/BRUSX        BRMCX
                 4.6%1          -15.7%

(1) The percentage is the simple average of the performance of the two Bridgeway portfolios.
(2) The Aggressive Investors 2 Portfolio had its first 12-month performance record in 2002

In eight contests (four categories for two years), Bridgeway has a seven and one record. The one time we did not beat the picks was with Micro Cap Limited in 2002--which was down 15.7% but still ahead of the style-box average of -16.2%. However, Bridgeway has beaten the style-box average in each competition over the last 2 years, while Morningstar has not. I'll let you know how we do in 2003 this time next year.

Bridgeway 78, Largest Fund Families 2 (60 to 0 in last 3 years)

TRANSLATION: We beat the big guys again in 2002. We have compared our aggregate fund performance to that of each of the largest 20 fund families for the last four years, or 80 comparisons. In all but two of those tests we prevailed, hence, Bridgeway 78, largest fund families 2.

After the end of the calendar year, several periodicals publish a comparison of the performance rankings of the top fund families. These tables invariably focus on the fund families with the most assets under management, rather than the fund families with the best performance records.

Anyway, for the last four years I've played the game: "Where would Bridgeway fit in by performance if we were included in the ranking with the largest firms?" I took the asset-weighted average of all the domestic equity funds for the largest twenty companies and compared it against the asset-weighted average of all the Bridgeway Funds. In 1999, we beat all but 2 fund families. Then, as we grew, we got better. In 2000 and 2001, we beat all the fund families. Now I am pleased to say, we beat the top 20 in 2002 - and by a substantial margin. I'm very proud of our record. I don't think we can compete with the biggest fund companies on marketing and advertising, but I'm sure happy to stand toe to toe on investment performance, cost management, and tax efficiency.

Manager's Musings on 2002

This past year certainly is memorable for many reasons. While the world still remains in political tension on many fronts, we can all hope that we have seen the worst of corporate scandals pass us by and that this new year brings us the economic growth we have been waiting for. In 2002, world events and strained economic markets have certainly left an indelible mark on almost every individual's investments. The average US stock fund was down 22.4%, and only 3.8% of the US stock funds made money for the year.

I rarely comment extensively on the overall market, since my own strategy is to engage in no market timing. Put another way, my preferred strategy for timing the stock market is to invest when you first have money available to invest. (Technically, of course, there is always a better time. It's just that you don't know beforehand, and the vast majority of people destroy value as they try to time it just right.)

So here's my one-minute diatribe on the market in 2002, borrowed from the Wall Street Journal: "Corporate scandals, a weak economy and lousy earnings combined to drive down every market sector." That pretty much sums it up.

OK. It was less than one minute. Time to return to 2003 and to managing our portfolio.

Buying Rear View Mirror Performance

TRANSLATION: Chasing recent hot performance is likely a good formula for financial disaster.

One of the saddest things about the entire investment community is that practically the whole system feeds a buy high, sell low mentality. Investors focus on historical three year, (more often) one year, or even shorter timeframes. Journalists write most frequently about managers who have performed the best over these same time periods. Many brokers push the same recent "winners." Investment management firms pour their advertising budgets and sales pitches into the products that have performed the best recently. Rating agencies rate funds statistically, only to fall into the same trap when it's time to recommend specific funds. Each party can claim that it's not their fault. For example, investors can blame the management firms or brokers that pushed a product or a specific article touting a product, or a barrage of sales literature. Journalists ultimately have to write about what sells. Management firms aren't going to spend advertising dollars on recently poorer performing funds that won't sell.

Let me drive home this point with a couple of thought-provoking statistics using Bridgeway's own largest portfolio. Since inception in 1994, Bridgeway Aggressive Investors 1 Portfolio is up a cumulative 370.3%. We have had positive returns in six of these eight years (versus five for the S&P 500). Nevertheless, the average Bridgeway Aggressive Investors 1 shareholder has lost money in the Portfolio, since a majority bought after the market peak in 2000. Admittedly, the last three years were the most extended bear market since before World War II, and we have lost less money than the overall market over this three year period. However, I grimace at this thought. I hate destroying value--either absolute or relative to our benchmarks. How did it happen? We don't do any advertising, so that's not the problem. We have little to say about what funds journalists cover. Nevertheless, people tend to invest after recent strong performance (buy high), then sell when things pull back (sell low). It's a formula for financial disaster that happens all across the mutual fund industry. How can you avoid it? Keep a long-term perspective.

While I don't know the specifics of your situation and thus can't offer specific investment advice, I do recommend setting a diversified, appropriate long term asset allocation plan (matching the timeframe of the investment with the timeframe of when the money will be needed and the investment objective of the portfolio), writing it down, then sticking with it. As I reported in the shareholder letter one year ago, I target a set percentage of my own investments in certain Bridgeway portfolios that I believe are most appropriate for my needs. This forces me to invest new money into the portfolios that have gone down the most in price and occasionally to rebalance, taking money out of the portfolios that have done the best in favor of the ones that haven't. (Obviously, this doesn't work if you haven't both picked a good fund family and appropriate products.)

Here's an interesting hypothesis. Simply invest each year in the Bridgeway portfolio that has done the poorest over the previous three-year period. The results are pretty interesting. If you followed this strategy starting five years ago (the first year we had a three-year record), $10,000 would have turned in to $21,521. If you followed the opposite strategy, investing in our fund with the best trailing three-year record, $10,000 would have turned into $10,732. Now, this is in interesting exercise that demonstrates the perils of chasing recent hot performance. It is not statistically significant--five years is not enough data upon which to base an investment strategy--and I still recommend choosing funds in accordance with your investment needs as I will discuss below. Incidentally, $10,000 invested in the Aggressive Investors 1 Portfolio and left alone for the last five years would have grown to $21,761, beating the switching strategy which could potentially incur additional trading costs and taxes.

Know where you are and where you are going

As down markets can cause investors to make costly decisions based on short-term information, what can even make things worse for investors is when their money managers react in this manner. I realize that not all of you have all of your money in Bridgeway portfolios, so I do want to address the broader market as you look at all your investments. If you are taking the time to develop a long-term investment plan, then you really want to know that the investments you chose are managed the way you want. You probably don't want a manager who is wishy-washy about his strategy and throws off your investment planning. Most shareholders want clear, straight talk from that manager--for better or for worse. Here are some quotes from recent shareholder letters of other firms:

Statement: Whatever the investment goal, now more than ever it's going to take a new way of thinking about money and investing.
Translation: That didn't work so well, guess I'll try something else.

Statement: This was a terrible year for the stock market. . . [blah, blah, blah on the market. . .]
Translation: I don't want to talk about the fund; let's talk about the market.

Statement: In recent years returns have sustained significant gains and losses due to market volatility in the technology sector. [This is literally the only sentence in this tech fund semi-annual report to explain an 80% drop over three years.]
Translation: There actually haven't been any gains for three years. I'm so stunned I have nothing to say.

You can count on Bridgeway for commitment, discipline, and communication. We put each of our portfolios together with a lot of thought--always with shareholders in mind--and we stick to our strategies. We want you to know where you are and where you are going year after year.

Finally, a quote from another fund manager whose investing style is way out of favor but, I believe to his credit, is staying the course:

Statement: Every time we think that the market couldn't possibly get any worse, it gets worse. . . . Throughout these difficult times, we remain fully invested in emerging growth companies. Translation: The pain threshold for me and my shareholders is off the charts, but this is not the time to change tactics in favor of something I know nothing about.

Quote of the Quarter

     Markets fluctuate from greed to fear. We were in the greed phase, and now we're in the fear phase. This creates great opportunities for investors, not speculators.

The short passage above is by Robert B. Menschel, "Markets, Mobs and Mayhem: A Modern Look at the Madness of Crowds," as quoted in the New York Times, December 29, 2002. His is a perspective I rather agree with. What is most notable is that it appeared adjacent to an article on exchange traded funds, including a picture of an investor with the following caption:

     Norman Blankstein, a retiree, says exchange-traded funds let him trade throughout the day and use stop-loss orders. The funds have been attracting more individual investors.

I can't imagine what value added exchange traded funds can provide long-term investors by allowing them to trade during the day. Sounds a bit like speculation.

Socking it away at Starbucks

One of the steps of a recently published investment strategy states: "Figure out how much (more) you can save each month." This is an important part of anyone's investment plan. The author gives an interesting example. "I have friends who spend $90 a week at Starbuck's. Brew it at home and you're $90 ahead." I couldn't believe anyone would spend $90 at Starbucks. Then I figured out I had spent something on the order of $50 just the previous week at Starbucks and I don't even drink coffee. I guess at least it's good that I own it in one of the funds I manage. Finding places to save doesn't necessarily mean giving up your favorite beverage, or sport, or vehicle, but there are certainly areas where we can cut expenses in order to save. Committing to a regular investment plan has proven a great way to build up a nest egg over time.

Summary of perspectives on 2003

As we go into 2003 we all have a lot to think about. Again, I don't know your personal situation but here are some basic guidelines to keep in mind:

     o    Don't panic. Set an investment course and stay on it.
     o Know your fund and your fund's manager so that you know where you are going.
     o Avoid rear view mirror decision-making. The SEC makes us remind you that "past performance doesn't guarantee future results" for this reason.
     o Save and invest. If you want to accumulate wealth, you can't just rely on the markets (as we have all seen lately).

Finally, let's all hope that we will see a period with many fewer corporate scandals, an improving economy, and improving earnings in 2003.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, December 31, 2002; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Conclusion

As always, we appreciate your feedback. I received one disturbing letter last quarter from a shareholder who suggested we had "abandoned the little guy." It turns out to have been a misunderstanding concerning the closing of the Portfolio in which he was a shareholder. Since the holdings of the vast majority of our shareholders are modest (by industry standards) in size, I'd like to assure everyone that we work hard on performance and seek to serve the interest of all our current shareholders. I'll always have a "soft spot" for those who found us early and were willing to invest money before we had established our track record. Of course, by that criterion, probably all our shareholders fall into that category. In conclusion, we take your feedback seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--both favorable and critical. Send an email message to mail@bridgewayfund.com.

Sincerely,

/s/ John Montgomery
---------------------------
John Montgomery

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited
                     Showing percentage of total net assets
                                December 31, 2002

INDUSTRY       COMPANY                                      SHARES          VALUE
--------       -------                                    ----------     -----------
Common Stock - 99.9%
     Auto Manufacturers - 2.5%
               Ford Motor Co                                 15,032       $  139,798

     Banks - 6.4%
               Bank of America Corp                           2,514          174,899
               Wells Fargo & Co                               3,850          180,450
                                                                          ----------
                                                                             355,349
     Beverages - 5.4%
               Coca-Cola Co/The                               3,487          152,800
               PepsiCo Inc                                    3,555          150,092
                                                                          ----------
                                                                             302,892
     Chemicals - 2.8%
               Du Pont EI de Nemours & Co                     3,652          154,845

     Computers - 8.7%
               Dell Computer Corp *                           5,414          144,770
               Hewlett-Packard Co                             9,693          168,270
               International Business Machines Corp           2,212          171,430
                                                                          ----------
                                                                             484,470
     Cosmetics/Personal Care - 3.6%
               Procter & Gamble Co                            2,358          202,647

     Diversified Financial Services - 5.7%
               Citigroup Inc                                  4,354          153,217
               Fannie Mae                                     2,538          163,270
                                                                          ----------
                                                                             316,487
     Healthcare-Products - 3.8%
               Johnson & Johnson                              3,662          196,686
               Zimmer Holdings Inc *                            355           14,765
                                                                          ----------
                                                                             211,451
     Insurance - 5.5%
               American International Group                   2,501          144,683
               Berkshire Hathaway Inc *                          65          157,495
               Travelers Property Casualty Corp *
                  A Shares                                      158            2,328
               Travelers Property Casualty Corp *
                  B Shares                                      326            4,786
                                                                          ----------
                                                                             309,292
     Media - 4.1%
               AOL Time Warner Inc *                         11,329          148,410
               Comcast Corp *                                 3,348           78,934
                                                                          ----------
                                                                             227,344
     Miscellaneous Manufacturing - 5.0%
               3M Co                                          1,174          144,754
               General Electric Co                            5,628          137,042
                                                                          ----------
                                                                             281,796
     Oil & Gas - 5.1%
               ChevronTexaco Corp                             2,125          141,270
               Exxon Mobil Corp                               4,197          146,643
                                                                          ----------
                                                                             287,913
     Pharmaceuticals - 10.2%
               Bristol-Myers Squibb Co                        5,369          124,292
               Eli Lilly & Co                                 2,320          147,320
               Merck & Co Inc                                 2,846          161,112
               Pfizer Inc                                     4,473          136,740
                                                                          ----------
                                                                             569,464
     Retail - 7.1%
               Home Depot Inc                                 6,215          148,911
               McDonald's Corp                                7,451          119,812
               Wal-Mart Stores Inc                            2,579          130,265
                                                                          ----------
                                                                             398,988
     Semiconductors - 5.1%
               Intel Corp                                     9,633          149,986
               Texas Instruments Inc                          8,980          134,790
                                                                          ----------
                                                                             284,776
     Software - 5.8%
               Microsoft Corp *                               2,903          150,085
               Oracle Corp *                                 16,288          175,910
                                                                          ----------
                                                                             325,995
     Telecommunications - 10.3%
               AT&T Corp                                      2,070           54,058
               Cisco Systems Inc *                           12,274          160,789
               SBC Communications Inc                         6,419          174,019
               Verizon Communications Inc                     4,889          189,449
                                                                          ----------
                                                                             578,315
     Transportation - 2.8%
               United Parcel Service Inc                      2,493          157,258
                                                                          ==========

     Total Common Stock (Identified Cost $6,349,048)                      $5,589,080

Short-term Investments - 2.8%
     Money Market Funds - 2.8%
               Firstar U S Treasury Money Market
                  Fund Institutional                        157,302          157,302
                                                                          ==========

     Total Short-term Investments (Identified Cost $157,302)              $  157,302


Total Investments - 102.7%                                                $5,746,382

Other Assets and Liabilities, net - (2.7)%                                  (150,534)
                                                                          ==========

Total Net Assets - 100.0%                                                 $5,595,848
                                                                          ==========

* Non-income producing security as no dividends were paid during the period from July 1, 2002 to December 31, 2002.

** The aggregate identified cost on a tax basis is $6,520,179. Gross unrealized appreciation and depreciation were $299,328 and $1,059,296, respectively, or net unrealized depreciation of $759,968.

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2002

ASSETS:
      Investments at value (cost - $6,506,350)                                              $5,746,382
      Receivable from adviser                                                                    2,517
      Receivable for shares sold                                                                 8,156
      Receivable for interest                                                                       43
      Receivable for dividends                                                                   4,529
                                                                                            ----------
            Total assets                                                                     5,761,627
                                                                                            ----------
LIABILITIES:
      Payable for shares redeemed                                                               10,260
      Payable for investments purchased                                                        155,519
                                                                                            ----------
            Total liabilities                                                                  165,779
                                                                                            ----------
      NET ASSETS (1,027,574 SHARES OUTSTANDING)                                             $5,595,848
                                                                                            ==========
      Net asset value, offering and redemption price per share ($5,595,848/1,027,574)            $5.45
                                                                                            ==========

NET ASSETS REPRESENT:
      Paid-in capital                                                                       $7,457,207
      Undistributed net realized loss                                                       (1,101,391)
      Net unrealized depreciation of investments                                              (759,968)
                                                                                            ----------
      NET ASSETS                                                                            $5,595,848
                                                                                            ==========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2002

INVESTMENT INCOME:
      Dividends                                                     $  47,118
      Interest                                                            222
                                                                    ---------
            Total income                                               47,340

EXPENSES:
      Management fees                                                   2,116
      Accounting fees                                                  21,291
      Audit fees                                                        5,683
      Custody                                                           2,466
      Insurance                                                           139
      Legal                                                                30
      Registration fees                                                 7,473
      Miscellaneous                                                       118
                                                                    ---------
            Total expenses                                             39,316
      Less fees waived                                                (23,407)
      Less expenses reimbursed                                        (11,941)
                                                                    ---------
            Net expenses                                                3,968
                                                                    ---------
NET INVESTMENT INCOME                                                  43,372
                                                                    ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
      Net realized loss on investments                                (74,404)
      Net change in unrealized depreciation                          (356,154)
                                                                    ---------
      Net realized and unrealized loss                               (430,558)
                                                                    ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(387,186)
                                                                    =========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                                       SIX MONTHS ENDED         YEAR ENDED
                                                                       DECEMBER 31, 2002      JUNE 30, 2002

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
      Net investment income                                                   $43,372              $81,938
      Net realized loss on investments                                        (74,404)            (408,367)
      Net change in unrealized appreciation / depreciation                   (356,154)            (799,471)
                                                                          -----------           ----------
          Net decrease resulting from operations                             (387,186)          (1,125,900)
                                                                          -----------           ----------
      Distributions to shareholders:
          From net investment income                                          (85,747)             (74,532)
          From realized gains on investments                                        0                    0
                                                                          -----------           ----------
            Total distributions to shareholders                               (85,747)             (74,532)

FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                          1,768,037            2,871,737
      Reinvestment of dividends                                                81,866               71,972
      Cost of shares redeemed                                              (1,312,886)          (2,186,071)
                                                                          -----------           ----------
          Net increase (decrease) from Fund share transactions                537,017              757,638
                                                                          -----------           ----------
          Net decrease in net assets                                           64,084             (442,794)
NET ASSETS:
      Beginning of period                                                   5,531,764            5,974,558
                                                                          -----------           ----------
      End of period (including undistributed net investment
          income of $39,250 on June 30, 2002)                              $5,595,848           $5,531,764
                                                                          ===========           ==========
Number of Fund shares:
      Sold                                                                    317,988              427,545
      Issued on dividends reinvested                                           14,464               10,492
      Redeemed                                                               (238,479)            (331,262)
                                                                          -----------           ----------
          Net increase (decrease)                                              93,973              106,775
      Outstanding at beginning of period                                      933,601              826,826
                                                                          -----------           ----------
      Outstanding at end of period                                          1,027,574              933,601
                                                                          ===========           ==========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                        FINANICAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)

                                                                                           YEAR ENDED
                                                     SIX MONTHS ENDED    ---------------------------------------------
                                                     DECEMBER 31, 2002   JUNE 30, 2002   JUNE 30, 2001   JUNE 30, 2000
PER SHARE DATA
      Net asset value, beginning of period                   $5.93             $7.23           $8.77           $7.91
                                                        ----------        ----------      ----------      ----------
      Income (loss) from investment operations:
          Net investment income                               0.05              0.09            0.09            0.08
          Net realized and unrealized gain (loss)            (0.44)            (1.31)          (1.54)           0.85
                                                        ----------        ----------      ----------      ----------
               Total from investment operations              (0.39)            (1.22)          (1.45)           0.93
                                                        ----------        ----------      ----------      ----------
      Less distributions to shareholders:
          Net investment income                              (0.09)            (0.08)          (0.09)          (0.07)
          Net realized gains                                  0.00              0.00            0.00            0.00
                                                        ----------        ----------      ----------      ----------
               Total distributions                           (0.09)            (0.08)          (0.09)          (0.07)
                                                        ----------        ----------      ----------      ----------
      Net asset value, end of period                         $5.45             $5.93           $7.23           $8.77
                                                        ==========        ==========      ==========      ==========

TOTAL RETURN [1]                                              (6.7%)           (17.0%)         (16.6%)          11.7%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                         $5,595,848        $5,531,764      $5,974,558      $7,365,348
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements           0.15%             0.15%           0.15%           0.15%
          Expenses before waivers and                         1.49%             0.93%           0.68%           0.47%
      reimbursements
          Net investment income after
              waivers and reimbursements                      1.64%             1.35%           1.15%           0.98%

      Portfolio turnover rate [2]                             23.8%             40.8%           24.0%           25.9%


                                                        YEAR ENDED
                                                      -------------
                                                      JUNE 30, 1999
                                                      -------------
PER SHARE DATA
      Net asset value, beginning of period                  $6.10
                                                       ----------
      Income (loss) from investment operations:
          Net investment income                              0.07
          Net realized and unrealized gain (loss)            1.77
                                                       ----------
               Total from investment operations              1.84
                                                       ----------
      Less distributions to shareholders:
          Net investment income                             (0.03)
          Net realized gains                                 0.00
                                                       ----------
               Total distributions                          (0.03)
                                                       ----------
      Net asset value, end of period                        $7.91
                                                       ==========

TOTAL RETURN [1]                                             30.3%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                        $4,528,432
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements          0.15%
          Expenses before waivers and                        0.90%
      reimbursements
          Net investment income after
              waivers and reimbursements                     1.06%

      Portfolio turnover rate [2]                            16.6%

[1] Not annualized for periods less than a year.
[2] Annualized for periods less than a year.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end investment management company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra -Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. (the "Adviser") is the adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

       Assets in the Ultra-Large 35 Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $10 million.

3.     Management Contract:

       The Ultra-Large 35 Index Portfolio pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Ultra-Large 35 Portfolio for any operating expenses above 0.15%. To achieve this expense level the Adviser has waived both the management fees of $2,116 and accounting fees of $21,291 for the six months ended December 31, 2002. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid monthly based on the average month end total assets of each portfolio plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


6.     Purchases and Sales of Investment Securities:

       Aggregate purchases and sales of investment securities, other than cash equivalents were $1,165,543 and $632,094, respectively, for the six months ended December 31, 2002.

 7.    Federal Income Taxes:

       The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

       The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at December 31, 2002, were as follows:

             Aggregate unrealized gain                      $    299,328
             Aggregate unrealized loss                         1,059,296
             Net gain (loss)                                    (759,968)
             Cost of investments                               6,520,179
             Capital loss carryover *                            662,469

         *    Expires 2006 and through 2010

       As required by the AICPA Audit Guide for Investment Companies for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses.

         Distributable Earnings
               Ordinary income                             $         0
               Long-term gains (capital losses)             (1,101,391)
               Unrealized appreciation(depreciation)          (759,968)

         Tax Distributions
               Ordinary income                             $         0
               Long-term capital gains                               0

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

       During the six months ended December 31, 2002, the Fund paid a dividend from net investment income of $0.08684 per share to shareholders of record. The dividend qualified for the dividends received deduction of corporate shareholders.